Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the accompanying Quarterly Report of Trident Microsystems, Inc. (the “Company”), on Form 10-Q for the quarter ended March 31, 2007 (the “Report”), I, Glen Antle, Acting Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:
(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 21, 2007	/s/Glen M. Antle
Glen M. Antle
Acting Chief Executive Officer